Exhibit 10.1

SIXTH AMENDMENT TO FIFTH AMENDED
 AND RESTATED CREDIT AGREEMENT
This SIXTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 7, 2015 (this "Sixth Amendment"), is by and among (a) NEXSTAR BROADCASTING, INC. (the "Borrower"), a Delaware corporation, (b) NEXSTAR BROADCASTING GROUP, INC. (the "Ultimate Parent"), a Delaware corporation, (c) each of the Revolving Credit Lenders, Term A Lenders and Term B-2 Lenders that is a party hereto, and (d) BANK OF AMERICA, N.A., as administrative agent (the "Administrative Agent") for itself and the other Lenders party to that certain Fifth Amended and Restated Credit Agreement, dated December 3, 2012 (as amended, supplemented, and restated or otherwise modified and in effect from time to time, prior to the date hereof, the "Existing Credit Agreement", and as amended hereby, the "Credit Agreement"), by and among the Borrower, the Ultimate Parent, the lending institutions party thereto (the "Lenders") and the Administrative Agent.  Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, on or prior to the date hereof, the Ultimate Parent has created Enterprise Technology LLC, a Delaware limited liability company ("Digital LLC").  Digital LLC is Wholly-Owned Restricted Subsidiary of the Ultimate Parent.
WHEREAS, on the Sixth Amendment Effective Date, to the extent permitted by the Indenture Documentation, the Borrower shall distribute the digital assets described on Schedule I to this Sixth Amendment (the "Digital Business Assets") to the Ultimate Parent and (iii) the Ultimate Parent shall contribute the Digital Business Assets to Digital LLC (collectively, the "Digital Contribution and Reorganization").
WHEREAS, upon consummation of the Digital Contribution and Reorganization, Digital LLC will own the Digital Business Assets, including 100% of the Equity Interests of Yashi, Inc. a Delaware corporation and Unrestricted Subsidiary prior to the Sixth Amendment Effective Date ("Yashi") and Lakana LLC, a Delaware limited liability company ("Lakana") (Yashi and Lakana, together with Digital LLC, collectively the "New Guarantors", and each of the New Guarantors are included in the definition of "Loan Parties" and will be treated as Restricted Subsidiaries of Digital LLC under the Credit Agreement on and after the Sixth Amendment Effective Date);
WHEREAS, the Borrower has proposed to amend the Existing Credit Agreement to permit the Digital Contribution and Reorganization;
WHEREAS, Section 10.01 of the Existing Credit Agreement provides that the Loan Parties may amend the Existing Credit Agreement with the consent of the Majority Lenders;
WHEREAS, on the date hereof, the parties hereto desire to enter into this Sixth Amendment to amend the Existing Credit Agreement to, among other things, permit the Digital Contribution and Reorganization;
WHEREAS, in connection with the Sixth Amendment, (1) Merrill Lynch, Pierce, Fenner & Smith Incorporated is Arranger and Bookrunner and (2) Bank of America, N.A. is Administrative Agent;
WHEREAS, on the date hereof, the parties hereto desire to enter into this Sixth Amendment to make certain amendments to the Existing Credit Agreement;
NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
§1.            Amendment to Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
§2.            Amendment of the Existing Credit Agreement.  Pursuant to Section 10.01 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 4 hereof, on and as of the Sixth Amendment Effective Date:
(a)            Effective as of Sixth Amendment Effective Date, the Existing Credit Agreement is hereby amended in its entirety to read as set forth in the attached Annex I.
(b)            The Schedules to the Existing Credit Agreement are hereby amended by replacing Schedule 1.01(d) with a new Schedule 1.01(d) in the form as set forth in Annex II hereto.
(c)            The Schedules to the Existing Credit Agreement are hereby amended by replacing Schedule 1.01(e) with a new Schedule 1.01(e) in the form as set forth in Annex II hereto.
(d)            The Schedules to the Existing Credit Agreement are hereby amended by replacing Schedule 5.11 with a new Schedule 5.11 in the form as set forth in Annex II hereto.
§3.            Yashi.  The Borrower hereby certifies that (a) the Board of Directors of Digital LLC has designated Yashi as a Restricted Subsidiary effective on the Sixth Amendment Effective Date and (b) the Borrower is in compliance with Section 2.18 of the Credit Agreement as amended by this Sixth Amendment in connection with the designation of Yashi as a Restricted Subsidiary.
§4.            Conditions to Effectiveness.  This Sixth Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions (such effective date, the "Sixth Amendment Effective Date"):
(a)            there shall exist no Default both immediately before and after giving effect to this Sixth Amendment;
(b)            the Administrative Agent shall have received a counterpart signature page to this Sixth Amendment, duly executed and delivered by the Borrower, the Administrative Agent, each Guarantor, the owners of the Equity Interests of the Mission Borrower (the "Mission Pledgors"), the owners of the Equity Interests of the Marshall Borrower (the "Marshall Pledgors" and collectively with the Mission Pledgors, the "Pledgors") and the Majority Lenders;
(c)            the Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders, the Swing Line Lender and the L/C Issuers, (i) an opinion of Kirkland & Ellis LLP, counsel for the Borrower, the other Nexstar Entities, the Mission Entities and the Marshall Entities, addressed to the L/C Issuers, the Administrative Agent, the Collateral Agent and the Lenders and permitted to be relied upon by any persons who become Lenders, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Lenders and customary for senior secured credit facilities in transactions of this kind (including a customary no conflicts opinion with respect to the Senior 6⅞% Notes due 2020 and Senior 6⅞% Notes due 2020 Indenture) and (ii) an opinion of Wiley Rein, LLP, special FCC counsel for the Nexstar Entities, the Mission Entities and the Marshall Entities, addressed to the L/C Issuers, the Administrative Agent, the Collateral Agent, the Swing Line Lender and the Lenders and capable of being relied upon by any persons who become Lenders, in form and substance reasonably satisfactory to the Administrative Agent;
(d)            the Administrative Agent shall have received (i) certificates of good standing from the applicable secretary of state of organization of each Loan Party, certificates of resolutions or other action, incumbency certificates and/or other certificates of a Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Sixth Amendment, (ii) a certificate of a Responsible Officer of the Borrower certifying to and attaching the resolutions adopted by the Borrower approving or consenting to the Sixth Amendment;
(e)            the representations and warranties set forth in this Sixth Amendment shall be true and correct in all material respects as of the date of this Sixth Amendment (except (1) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (2) that any representation or warranty that is qualified by "materiality" or "Material Adverse Effect" shall be true and correct in all respects);
(f)            the Mission Credit Agreement shall be amended on a substantially similar basis (but only as applicable) for the Mission Borrower, as the terms set forth in this Sixth Amendment;
(g)            the Marshall Credit Agreement shall be amended on a substantially similar basis (but only as applicable) for the Marshall Borrower, as the terms set forth in this Sixth Amendment;
(h)            the Borrower shall have delivered or caused to be delivered (i) the documentation required by Sections 6.11(a)(i) through (vi) of the Credit Agreement for the New Guarantors and (ii) stock certificates for each New Guarantor and each other Digital Entity that is required to be pledged pursuant to the Collateral and Guarantee Requirement, together with undated stock powers duly executed in blank;
(i)            the Administrative Agent shall have received (i) an amended and restated Nexstar Guaranty Agreement, (ii) an amended and restated Nexstar Guaranty of Marshall Obligations, (iii) an amended and restated Nexstar Guaranty of Mission Obligations, (iv) an amended and restated Nexstar Pledge Agreement, (v) an amended and restated Nexstar Security Agreement, and (vi) such other amendments and restatements of the Security Documents conforming to the provisions of this Sixth Amendment, as the Collateral Agent and/or the Administrative Agent may require, in each case, duly executed and delivered by each party thereto and effective as of the date thereof;
(j)            the Administrative Agent shall have received stock certificates of the Borrower and each other Nexstar Entity that is a Domestic Subsidiary of the Ultimate Parent and that are required to be pledged pursuant to the Collateral and Guarantee Requirement, together with undated stock powers duly executed in blank;
(k)            the Administrative Agent shall have received the results of a recent lien search in the jurisdiction of organization of each New Guarantor and such search shall reveal no Liens (other than the Liens created by the Loan Documents) on the Equity Interests of the New Guarantors or any other Person whose Equity Interests are being pledged pursuant to the terms of the Security Documents;
(l)            the Administrative Agent shall have received the duly executed Sixth Amendment Fee Letter;
(m)            the Borrower shall have paid all fees and expenses required to be paid prior to or concurrently with the execution of this Sixth Amendment by the Sixth Amendment Fee Letter and any fee letter executed among the Borrower and any Agent, Arranger or Lender (or combination thereof); and
(n)            the Borrower shall have paid all reasonable invoiced fees and expenses of the Administrative Agent's counsel, Winstead PC, and the Administrative Agent shall have received evidence of payment of all other reasonable and documented out‑of‑pocket costs and expenses (including, without limitation, legal fees and expenses) that have been invoiced prior to the effective date of this Sixth Amendment.
§5.            Consent regarding Changes to Loan Documents.  The Majority Lenders hereby consent to an amendment and/or amendment and restatement of any Loan Document (other than the Credit Agreement) to conform to the provisions of this Sixth Amendment and the Existing Credit Agreement, as amended hereby.  The Majority Lenders hereby authorize the Collateral Agent and the Administrative Agent, on behalf of the Lenders, to execute and deliver such amendment and/or amendment and restatement to each such Loan Document.
§6.            Affirmation of Nexstar Entities.  Each of the Nexstar Entities hereby affirms its Obligations under the Credit Agreement, each of the other Loan Documents to which each is a party, each of the Mission Loan Documents to which each is a party, and each of the Marshall Loan Documents to which each is a party and each hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due (i) under the Credit Agreement (as amended hereby) and the other Loan Documents, (ii) under the Mission Credit Agreement (as amended) and the Mission Loan Documents and (iii) under the Marshall Credit Agreement and the Marshall Loan Documents.
§7.            Representations and Warranties.  Each of the Nexstar Entities represents and warrants to the Administrative Agent and the Lenders, immediately after giving effect to this Sixth Amendment, as follows:
(a)            Representations and Warranties.  Each of the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof (giving effect to this Sixth Amendment), except to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties are true and correct in all respects and to the extent that such representations and warranties relate specifically to a prior date.
(b)            Enforceability.  The execution and delivery by the Nexstar Entities of this Sixth Amendment, and the performance by the Nexstar Entities of this Sixth Amendment and the Credit Agreement, as amended hereby, and each of the Loan Documents (and amendments, restatements and substitutions therefore in connection with this Sixth Amendment) are within the corporate authority of each of the Nexstar Entities and have been duly authorized by all necessary corporate proceedings.  This Sixth Amendment and the Credit Agreement, as amended, and each of the Loan Documents (and amendments, restatements and substitutions therefore in connection with this Sixth Amendment) hereby, constitute valid and legally binding obligations of each of the Nexstar Entities, enforceable against it in accordance with their terms, except as enforceability may be limited by Debtor Relief Laws and by general principles of equity.
(c)            No Default.  No Default has occurred and is continuing, and no Default will result from the execution, delivery and performance by the Nexstar Entities of this Sixth Amendment, the other Loan Documents or from the consummation of the transactions contemplated herein.
§8.            No Other Amendments, etc.
(a)            Except as expressly provided in this Sixth Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents (as amended and restated in connection herewith, if applicable) remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents (as amended and restated in connection herewith, if applicable) are hereby ratified and confirmed and remain in full force and effect.  Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of any Nexstar Entity or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein or pursuant to a written agreement executed in connection herewith.  Nothing in this Sixth Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
(b)            Without limiting the foregoing, each of the Loan Parties to the Guaranties and the Security Documents hereby (i) acknowledges and agrees that all of its obligations under the Nexstar Guaranty Agreements, the Nexstar Guaranty of the Mission Obligations, the Nexstar Guaranty of the Marshall Obligations and the Security Documents are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Nexstar Guaranty Agreements, the Nexstar Guaranty of the Mission Obligations and the Nexstar Guaranty of the Marshall Obligations, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Nexstar Guaranty Agreements, the Nexstar Guaranty of the Mission Obligations, the Nexstar Guaranty of the Marshall Obligations and the Security Documents are, and shall remain, in full force and effect after giving effect to the Sixth Amendment, and (iv) agrees that all Obligations are Guaranteed Obligations (as defined in the Guaranties).
(c)            This Sixth Amendment is a Loan Document under the terms of the Credit Agreement.  On and after the Sixth Amendment Effective Date, each reference in the Existing Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement, as amended by this Sixth Amendment (ie. the Credit Agreement).
§9.            Execution in Counterparts.  This Sixth Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.  In proving this Sixth Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.
§10.            Interpretation.  This Sixth Amendment, the Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Borrower and are the product of discussions and negotiations among all parties.  Accordingly, this Sixth Amendment, Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders merely on account of the Administrative Agent's or any Lender's involvement in the preparation of such documents.
§11.            Governing Law.  This Sixth Amendment shall be governed by, and construed in accordance with, the law of the State of New York applicable to agreements made and to be performed entirely within such state.
§12.            Miscellaneous.  The captions in this Sixth Amendment are for convenience of reference only and shall not define or limit the provisions hereof.
§13.            Post-Closing Covenant.  On or before the date that is ten (10) Business Days after the Sixth Amendment Effective Date, Borrower shall deliver, or cause to be delivered by Digital LLC, each policy or certificate of insurance required by Section 7.1 of the Security Agreement dated as of the Sixth Amendment Effective Date, by and among certain of the Digital Entities in favor of Bank of America, N.A., as collateral agent (the "Digital Security Agreement"); provided, that at all times Digital LLC and each of the Digital Subsidiaries shall maintain all insurance required by the Digital Security Agreement and any other Loan Document.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Sixth Amendment as of the date first set forth above.

The Borrower:

NEXSTAR BROADCASTING, INC.

By:	/s/ Thomas E. Carter
Name:	Thomas E. Carter
Title:	Chief Financial Officer

The Parent Guarantors:

NEXSTAR BROADCASTING GROUP, INC.

By:	/s/ Thomas E. Carter
Name:	Thomas E. Carter
Title:	Chief Financial Officer
[Signature Page to Sixth Amendment to Fifth Amended and Restated Credit Agreement]

The Administrative Agent:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

[Signature Page to Sixth Amendment to Fifth Amended and Restated Credit Agreement]

RATIFICATION OF GUARANTORS AND PLEDGORS
Each of the undersigned Guarantors and Pledgors hereby (a) acknowledges and consents to the foregoing Sixth Amendment and the Nexstar Entities' execution thereof; (b) joins the foregoing Sixth Amendment for the purpose of consenting to and being bound by the provisions thereof, (c) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrower under the Credit Agreement and (d) acknowledges and confirms that the liens and security interests granted by such Guarantor or Pledgor, as applicable, pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Liens (as defined in the Security Agreement)) that secure all of the Obligations on and after the date hereof.

The Gurantors:

MISSION BROADCASTING, INC.

By:	/s/ Dennis P. Thatcher
Name:	Dennis P. Thatcher
Title:	President and Treasurer

MARSHALL BROADCASTING GROUP, INC.

By:	/s/ Pluria W. Marshall, Jr.
Name:	Pluria W. Marshall, Jr.
Title:	President and Secretary

NEXSTAR BROADCASTING GROUP, INC.

By:	/s/ Thomas E. Carter
Name:	Thomas E. Carter
Title:	Chief Financial Officer

ENTERPRISE TECHNOLOGY LLC

By:	/s/ Thomas E. Carter
Name:	Thomas E. Carter
Title:	Chief Financial Officer

LAKANA LLC

By:	Enterprise Technology LLC
Its:	Sole Member

By:	/s/ Thomas E. Carter
Name:	Thomas E. Carter
Title:	Chief Financial Officer

YASHI, INC.

By:	/s/ Thomas E. Carter
Name:	Thomas E. Carter
Title:	Chief Financial Officer

[Signature Page to Sixth Amendment to Fifth Amended and Restated Credit Agreement]

The Pledgors:

/s/ Nancie Smith
Nancie Smith

/s/ Dennis P. Thatcher
Dennis P. Thatcher

/s/ Pluria W. Marshall, Jr.
Pluria W. Marshall, Jr.

[Signature Page to Sixth Amendment to Fifth Amended and Restated Credit Agreement]